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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                    ________

Date of Report (Date of earliest event reported):  October 24, 1996

                                    ________

                          JOHN ADAMS LIFE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

California                          0-13969                    95-4081667
----------                          -------                    ----------
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)                Identification No.)
incorporation)


       11845 W. Olympic Blvd., Suite 905, Los Angeles, California  90064
      --------------------------------------------------------------------
             (Address of principal executive offices)   (zip code)

      Registrant's telephone number, including area code:  (310) 444-5252


                                    ________





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Item 5.  Other Events.

         On October 24, 1996, the registrant and Unified Life Insurance Company, a Texas corporation, entered into a Stock Purchase Agreement (the "Agreement") for the sale by registrant of its capital stock of John Adams Life Insurance Company of America ("JALIC"). The purchase price set forth in the Agreement is $3,350,000, subject to adjustments as provided in the Agreement.

         Registrant could also receive up to an additional $1,200,000 over a three-year period as commissions from certain of the policies being transferred to the purchaser. The commissions are dependent on the persistency of the policies and other conditions set forth in an Amendment to the Supervising General Agent's Commission Agreement between JALIC and registrant's wholly owned subsidiary, Firingline Corporation, which serves as JALIC's general agent.

         The sale by registrant of its 99.6% ownership interest in JALIC is subject to fulfillment of certain conditions, including, but not limited to, approval of the transaction by the California and Texas Departments of Insurance and by registrant's shareholders.


Item 7.  Financial Statements and Exhibits

(b)  Exhibits
         (1) Stock Purchase Agreement by and between Unified Life Insurance Company and John Adams Life Corporation for the capital stock of John Adams Life Insurance Company of America.

         (2)     Amendment to Supervising General Agent's Commission Agreement.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHN ADAMS LIFE CORPORATION


Date:  October 31, 1996                 Benjamin A. De Motto
                                        ------------------------------
                                        Benjamin A. De Motto
                                        President and
                                        Chief Executive Officer



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                               INDEX TO EXHIBITS



Exhibit
Number                 Exhibit Description
------                 -------------------
  1                    Stock Purchase Agreement
                       by and between Unified
                       Life Insurance Company
                       and John Adams Life
                       Corporation for
                       the capital stock of
                       John Adams Life
                       Insurance Company of
                       America.

  2                    Amendment to Supervising
                       General Agent's Commission
                       Agreement.





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